Tortoise MLP & Pipeline Fund

Investor Class Shares – TORTX

C Class Shares – TORCX

Institutional Class Shares – TORIX

Summary Prospectus September 28, 2012

Before you invest, you may want to review Tortoise MLP & Pipeline Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated September 19, 2012, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.tcafunds.com.  You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-Fund (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Investment Objective
The investment objective of the Tortoise MLP & Pipeline Fund (the “Fund”) is total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Shareholder Information - Class Descriptions” of the Fund’s statutory Prospectus on page 25.

Shareholder Fees (fees paid directly from your investment)	Investor Class	C Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None(1)	1.00%(2)	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	C Class	Institutional Class
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	3.05%	3.05%	3.05%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.16%	4.91%	3.91%
Fee Waiver/Expense Reimbursement(4)	-2.80%	-2.80%	-2.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.36%	2.11%	1.11%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of those investments made within 12 months of the purchase.  If imposed, the CDSC will be assessed on an amount equal to the lesser of the shareholder’s initial investment or the value of the shareholder’s investment at redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the shareholder’s initial investment or the value of the shareholder’s investment at redemption.

(3)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the Fund’s statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)
Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.35% of the average daily net assets of the Investor Class, 2.10% of the average daily net assets of the C Class and 1.10% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$706	$1,525	$2,358	$4,504
C Class Shares	$314	$1,225	$2,238	$4,779
Institutional Class Shares	$113	$934	$1,774	$3,953

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class Shares	$214	$1,225	$2,238	$4,779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal period from May 31, 2011 (the Fund’s inception date) through November 30, 2011, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of master limited partnerships (“MLPs”) and pipeline companies.  MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets.  Pipeline companies are defined as either entities in which the largest component of their assets, cash flow or revenue is associated with the operation or ownership of energy pipelines and complementary assets or entities operating in the energy pipeline industry as defined by standard industrial classification (“SIC”).  Pipeline companies include investment companies that invest primarily in MLP or pipeline companies.

The Fund intends to focus its investments primarily in equity securities of MLP and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

The Fund seeks to achieve its investment objective by investing primarily in equity securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP  and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as MLP I-Shares and common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in MLP and pipeline companies.

MLP common units represent an equity ownership interest in an MLP.  Some energy infrastructure companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes.  The Fund may invest in LLC common units which represent an ownership interest in the LLC.  Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

I-Shares represent an indirect ownership interest in MLP common units issued by an MLP affiliate, which is typically a publicly traded LLC.  Securities of MLP affiliates also include publicly traded equity securities of LLCs that own, directly or indirectly, general partner interests of an MLP.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.  Issuers of MLP I-Shares are corporations and not partnerships for tax purposes.  As a result, MLP I-Shares are not subject to this limitation.

In addition, the Fund may invest in preferred equity, convertible securities, rights, warrants and depository receipts of companies that are organized as corporations and energy infrastructure real estate investment trusts (“REITs”).  The Fund may also write call options on securities, but will only do so on securities it holds in its portfolio (i.e., covered calls).

Under normal circumstances, the Fund may invest up to (i) 30% of its total assets in securities issued by non-U.S. issuers (including American Depositary Receipts (“ADRs”) and Canadian issuers), which may include securities issued by pipeline companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country; (ii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid securities; and (iv) 10% of its total assets in securities of any issuer.  The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

The Fund may invest up to 100% of its total assets in cash, high-quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions, and to retain flexibility in meeting redemptions and paying expenses, which may result in the Fund not achieving its investment objective.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Adviser seeks to invest in securities that offer a combination of yield, growth and quality, intended to result in superior long-term total returns. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets its criteria, the Adviser will generally look for companies with essential, long-lived energy infrastructure assets with high barriers to entry, total return potential, predictable revenue and stable operating structures, and experienced, operations-focused management teams.

Borrowing Policy. The Fund may utilize borrowings for investment purposes and for redemption of Fund shares.  Utilization of such borrowings would generally be short term in nature, and within the constraints of the 1940 Act and will consist of a line of credit from a bank or group of banks.

Principal Investment Risks

As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.   The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.  The Fund may not meet its investment objective or may underperform investment vehicles with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.  The Fund’s strategy of focusing its investments in MLP and pipeline companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors affecting securities markets generally, the equity securities of energy infrastructure companies in particular, or a particular company.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

MLP Risk.   MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP.  The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.  Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.

Debt Securities Risks.  Debt securities are also subject to credit, interest rate, call or prepayment, duration and maturity risks that can negatively affect their value or force the Fund to re-invest at lower yields.  The value of debt securities may decline for a number of reasons, such as management performance, financial leverage and reduced demand for the issuer’s products and services.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.  The Fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income.  If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates.  The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Covered Call Option Risk. If the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. Moreover, the writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Liquidity Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Energy Infrastructure Industry Risk. Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Who Should Invest

Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing a portfolio of MLP and pipeline companies;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV;
•	Simplified tax reporting through a Form 1099;
•	A fund offering the potential for total return through capital appreciation and current income;
•	A fund that may be suitable for retirement and other tax exempt accounts;
•	Potential diversification of their overall investment portfolio; and
•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares”.

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information will be available on the Adviser’s website at www.tortoiseadvisors.com or by calling the Fund toll-free at 855-TCA-Fund (855-822-3863).  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Investment Adviser and Portfolio Managers

Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. The Adviser’s investment committee serves as the Fund’s portfolio manager and is responsible for the investment management of the Fund.  The Adviser’s investment committee is comprised of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, each a managing director of the Adviser.  The members of the Adviser’s investment committee have been members of the committee since the Adviser’s inception and have managed the Fund since its inception in May 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise MLP & Pipeline Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, by contacting the Fund by telephone at 855-TCA-Fund (855-822-3863) or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	C Class	Institutional Class
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100	$100

Tax Information

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  For more information, please see “Tax Consequences” of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.